                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report):  April 9, 1998

          BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and

                             BANK OF AMERICA, FSB

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              (EXACT NAME OF REGISTRANTS AS SPECIFIED IN CHARTER)

                                 United States

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                 (STATE OF OTHER JURISDICTION OF INCORPORATION)

                                  333-3525-01

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                            (COMMISSION FILE NUMBER)

                                  94-1687665
                                  91-0221850

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                    (I.R.S. EMPLOYER IDENTIFICATION NUMBERS)

                             555 California Street

                            San Francisco, CA 94104

                                (415) 622-2220

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                 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS'
                          PRINCIPAL EXECUTIVE OFFICES)

Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.

Item 5.    OTHER EVENTS
           FILING OF POOLING AND SERVICING AGREEMENT AND UNDERWRITING
           AGREEMENT.*

          On March 24, 1998, the Registrants and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters, signed an Underwriting Agreement whereby the Registrants have agreed to sell, and each Underwriter has agreed to purchase from the Registrants, the respective principal amounts of the Offered Certificates set forth in the Underwriting Agreement. The Underwriting Agreement is attached hereto as Exhibit 1.

          On March 27, 1998, the Registrants sold approximately $855,145,000 of Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates, Series 1998-1, evidencing beneficial ownership interests in a trust consisting of a pool of actuarial manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by Bank of America National Trust and Savings Association ("BANTSA") and Bank of America, FSB, acting through its division, BankAmerica Housing Services ("BAFSB") pursuant to a Pooling and Servicing Agreement dated March 1, 1998 among BANTSA, BAFSB (both individually the "Seller" and collectively the "Sellers" and BAFSB as Servicer) and The First National Bank of Chicago as the Trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.

          The opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates is attached hereto as Exhibit 8.

          In connection with the offering of BankAmerica Manufactured Housing Contract Trust IV Senior/Subordinate Pass-Through Certificates, Series 1998-1 (the "Publicly Offered Certificates"), Morgan Stanley & Co. Incorporated, as one of the underwriters of the Publicly Offered Certificates, has prepared certain materials (the "External Computational Materials") for distribution to potential investors in the offering.

          For purposes of this Form 8-K, External Computational Materials shall mean computer generated materials of charts displaying, with respect to the Publicly Offered Certificates, any of the following: yield, average life, duration, expected maturity, interest rate sensitivity, loss sensitivity, cash flow characteristics, background information regarding the loans, the proposed structure, decrement tables, or similar information (tabular or otherwise) of a statistical mathematical, tabular or computational nature. Certain of the External Computational Materials prepared by Morgan Stanley & Co. Incorporated are attached hereto as Exhibit 99.

______________

* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated March 24, 1998, and related Prospectus, dated March 16, 1998, of the Registrants relating to the Publicly Offered Certificates,

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

      1. Underwriting Agreement, dated March 24, 1998, among Bank of America National Trust and Savings Association, Bank of America, FSB, acting through its division, BankAmerica Housing Services, and Morgan Stanley & Co. Incorporated, as the representative of the several Underwriters.

      4. Pooling and Servicing Agreement, dated as of March 1, 1998, among Bank of America National Trust and Savings Association, Bank of America, FSB, acting through its division, BankAmerica Housing Services (both individually the "Seller" and collectively the "Sellers" and BAFSB as Servicer) and The First National Bank of Chicago, as Trustee.

      8. Opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates.

     99. External Computational Materials prepared by Morgan Stanley & Co. Incorporated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION

                               By:  /s/  Shaun M. Maguire
                                   -----------------------
                                     Shaun M. Maguire*

                                   Dated:  April 1, 1998.
                                           San Francisco, California


                               BANK OF AMERICA, FSB


                               By: /s/  Shaun M. Maguire
                                   ----------------------
                                     Shaun M. Maguire**

                                   Dated:  April 1, 1998.
                                           San Francisco, California


* Mr. Maguire is Senior Vice President of Bank of America National Trust and Savings Association.

**   Mr. Maguire is Assistant Treasurer of Bank of America, FSB.

                                 EXHIBIT INDEX


Exhibit Numbers
---------------
      1.   Underwriting Agreement, dated March 24, 1998, among Bank of America
           National Trust and Savings Association, Bank of America, FSB, acting through its division, BankAmerica Housing Services, and Morgan Stanley
           & Co. Incorporated, as the representative of the several Underwriters.

      4. Pooling and Servicing Agreement, dated as of March 1, 1998, among Bank of America National Trust and Savings Association, Bank of America,
           FSB, acting through its division, BankAmerica Housing Services (both individually the "Seller" and collectively the "Sellers" and BAFSB as Servicer) and The First National Bank of Chicago, as Trustee.

      8. Opinion of Orrick, Herrington & Sutcliffe LLP regarding certain tax issues with respect to the Publicly Offered Certificates.

     99.   External Computational Materials prepared by Morgan Stanley & Co.
           Incorporated.

           (a)  Morgan Stanley & Co. Incorporated Cover Page

           (b)  Transaction Highlights

           (c)  BankAmerica Manufactured Housing Contract Trust IV 1998-1
           Collateral Description

           (d)  Average Life Sensitivity Tables, to Maturity/Call, for
           Class A, M and B-1 Certificates

           (e)  Decrement Tables To Maturity/Call for Class A, M and B-1
           Certificates

           (f)  Collateral Pool Description

           (g)  Computational Materials Defined Terms

           (h)  Supplemental Computational Materials